Exhibit 10.4

FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED 2003 INCENTIVE AWARD PLAN
OF
MPG OFFICE TRUST, INC.,
MPG OFFICE TRUST SERVICES, INC. AND
MPG OFFICE, L.P.

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED 2003 INCENTIVE AWARD PLAN OF MPG OFFICE TRUST, INC., MPG OFFICE TRUST SERVICES, INC. AND MPG OFFICE, L.P., made as of June 15, 2012 (this “Fourth Amendment”), is made and adopted by MPG Office Trust, Inc., a Maryland corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

WHEREAS, the Company maintains the Second Amended and Restated 2003 Incentive Award Plan of MPG Office Trust, Inc., MPG Office Trust Services, Inc. and MPG Office, L.P., as amended by the First, Second and Third Amendments thereto (the “Plan”);

WHEREAS, pursuant to Sections 10.2 and 11.2 of the Plan, the Plan and Awards granted under the Plan may be amended by the Administrator from time to time; and

WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan be, and hereby is, amended as follows:

1.    Subclause (C) of clause (i) of Section 1.6 of the Plan is hereby amended by deleting the text “, or” at the end of such subclause and replacing it with “;”.

2.    Clause (i) of Section 1.6 of the Plan is hereby amended by deleting subclause (D) thereof in its entirety.
3.     This Fourth Amendment shall apply to and be effective with respect to all Awards outstanding under the Plan as of the date first set forth above and all Awards granted under the Plan on or after the date first set forth above.
4.    This Fourth Amendment shall be and is hereby incorporated in and forms a part of the Plan.
5.    All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein.

[SIGNATURE PAGE FOLLOWS]

I hereby certify that the foregoing Fourth Amendment was duly adopted by the Board of Directors of MPG Office Trust, Inc. as of June 15, 2012.

Executed on this 15th day of June, 2012.

/s/ PEGGY M. MORETTI
Peggy M. Moretti Executive Vice President, Investor and Public Relations & Chief Administrative Officer